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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 13, 2003

VIA NET.WORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-29391 (Commission File Number)	84-1412512 (IRS Employer Identification Number)

12100 Sunset Hills Road, Suite 110, Reston, Virginia 20190
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (703) 464-0300

Not applicable
(Former name or former address, if changed since last report)

Item 9.    Regulation FD Disclosure

        On January 13, 2003, VIA NET.WORKS, Inc. issued a press release announcing the appointment of a new Chief Financial Officer. A copy of the press release is attached as Exhibit 99.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

        Description.

  (c)
  Exhibit.

  99
  Press Release, dated January 13, 2003, announcing the appointment of Fraser Park as new Chief Financial Officer

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 14, 2003	VIA NET.WORKS, Inc.

	By:	/s/ Matt S. Nydell Matt S. Nydell Senior Vice President, Secretary and General Counsel

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EXHIBIT INDEX

99	Press Release, dated January 13, 2003, announcing the appointment of Fraser Park as new Chief Financial Officer

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  Item 9. Regulation FD Disclosure
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX